                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



                          DATE OF REPORT: MAY 26, 2006



                                CORTLAND BANCORP
                    (Exact name as specified in its charter)

     Ohio                           000-13814                34-1451118
---------------                   --------------         -------------------
(State or other jurisdiction       (Commission            (I.R.S. Employer
     of incorporation)              File Number           Identification No.)



                   194 West Main Street, Cortland, Ohio 44410
          ------------------------------------------------------------
          (Address of principal executive officer, including Zip Code)


       Registrant's telephone number, including area code: (330) 637-8040
       ------------------------------------------------------------------



                                 Not Applicable
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.

      On May 26, 2006, Cortland Bancorp issued a news release announcing that the Board of Directors of Cortland Bancorp has declared a quarterly dividend of $0.22 per share payable July 3, 2006, to shareholders of record June 9, 2006. The news release also reviews the Company's financial results for the quarter ended March 31, 2006. A copy of this news release is included as Exhibit 99 and incorporated herein by reference.

      The information in this Current Report on Form 8-K, including Exhibit 99 included herewith, is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as otherwise stated in such filing.


            Exhibit 99 - Press Release dated May 26, 2006.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CORTLAND BANCORP



                                           By: /s/ Lawrence A. Fantauzzi
                                               ----------------------------
                                               Lawrence A. Fantauzzi, President


Date: May 26, 2006